UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2009 (October 28, 2009)

KAR Auction Services, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	333-148847	20-8744739
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13085 Hamilton Crossing Boulevard

Carmel, Indiana 46032

(Address of principal executive offices) (Zip Code)

(800) 923-3725

(Registrant’s telephone number, including area code)

KAR Holdings, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Resignation of Directors

On October 28, 2009, David I. Wahrhaftig resigned from the Board of Directors (the “Board”) of KAR Auction Services, Inc. (the “Company”) effective immediately, after having served on the Board since April 2007. Mr. Wahrhaftig was a member of the audit committee of the Board. Mr. Wahrhaftig’s resignation did not involve a disagreement with the Company or any matter relating to the Company’s operations, policies or practices.

(d) Appointment of Director

On October 28, 2009, the Board elected Michael Goldberg as a director of the Company to fill the vacancy created by the resignation of Mr. Wahrhaftig. Mr. Goldberg has not been appointed to any committee of the Board at the time of this Current Report on Form 8-K (this “Report”), and is not expected to be named to any committee of the Board.

There is no arrangement or understanding between Mr. Goldberg and any other person pursuant to which Mr. Goldberg was elected to the Board. Mr. Goldberg currently serves as a managing director of Kelso & Company (“Kelso”). Certain relationships and related party transactions of the Company and affiliates of Kelso are described in the Company’s Registration Statement on Form S-1 filed with the Securities Exchange Commission on September 14, 2009, as amended, under the heading “Certain Relationships and Related Party Transactions,” which is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 3, 2009, the Company filed a Certificate of Amendment to the Certificate of Incorporation (the “Certificate”) with the Secretary of State of the State of Delaware to change its name from KAR Holdings, Inc. to KAR Auction Services, Inc. The Certificate is filed as Exhibit 3.1 to this Report and is incorporated by reference herein.

Item 8.01	Other Matters.

On November 3, 2009, the Company issued a press release announcing its name change to KAR Auction Services, Inc. A copy of the press release is attached as Exhibit 99.1 to this Report.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.1	Certificate of Amendment to the Certificate of Incorporation of KAR Holdings, Inc., filed November 3, 2009

99.1	Press release of KAR Auction Services, Inc., dated November 3, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 3, 2009	KAR Auction Services, Inc.

/s/ ERIC M. LOUGHMILLER
Eric M. Loughmiller
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Certificate of Amendment to the Certificate of Incorporation of KAR Holdings, Inc., filed November 3, 2009

99.1	Press release of KAR Auction Services, Inc., dated November 3, 2009